UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2019

iStar Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STAR	New York Stock Exchange
8.00% Series D Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PD	New York Stock Exchange
7.65% Series G Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PG	New York Stock Exchange
7.50% Series I Cumulative Redeemable Preferred Stock, $0.001 par value	STAR-PI	New York Stock Exchange

ITEM 8.01	Other Information

On December 6, 2019, iStar Inc. (the “Company”) announced that it commenced an abbreviated cash tender offer (the “Tender Offer”) for any and all of its outstanding $375 million aggregate principal amount of 6.00% Senior Notes due 2022 (the “2022 Notes”). A copy of the press release, dated December 6, 2019, announcing the commencement of the Tender Offer is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Also, on December 6, 2019, the Company announced that it commenced an offering of senior unsecured notes due 2025 (the “Notes”). The Company intends to use the net proceeds from the offering to repurchase the 2022 Notes pursuant to the Tender Offer, redeem any 2022 Notes that remain outstanding after the consummation of the Tender Offer, repay a portion of the borrowings outstanding under its $650 million secured senior term loan and pay any related premiums, fees and expenses in connection with the foregoing. A copy of the press release, dated December 6, 2019, announcing the offering of the Notes, is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

This Current Report on Form 8-K is not an offer to purchase or a solicitation of an offer to sell the 2022 Notes. In addition, any redemption of the 2022 Notes will be made solely pursuant to a redemption notice delivered pursuant to the indenture governing the 2022 Notes, and nothing contained in this announcement constitutes a notice of redemption of the 2022 Notes. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ITEM 9.01	Financial Statements and Exhibits.

99.1	Press release, dated December 6, 2019, announcing the commencement of the Tender Offer.
99.2	Press release, dated December 6, 2019, announcing the offering of the Notes.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

Date: December 6, 2019	By:	/s/ JAY SUGARMAN
Jay Sugarman Chairman of the Board of Directors and Chief Executive Officer (principal executive officer)